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                          VANGUARD(R) WINDSOR(TM) FUND
               SUPPLEMENT TO THE PROSPECTUS DATED OCTOBER 30, 2001


AN IMPORTANT MESSAGE ABOUT ADMIRAL(TM) SHARES
The Fund expects to begin offering a new share class, Admiral Shares, on November 12, 2001. Any Fund purchases made prior to this date will be for the original share class, Investor Shares. Once Admiral Shares are available, Fund accounts that meet the minimum balance and tenure requirements will be eligible for tax-free conversion to Admiral Shares.

For more information on Vanguard's Admiral Shares, including conversion details, please contact us at 1-800-662-7447.





(C)2001 The Vanguard Group, Inc. All rights reserved.             PS22AS  102001
Vanguard Marketing Corporation, Distributor.